UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2010
ANGELES PARTNERS XII, LP
(Exact name of registrant as specified in its charter)

Delaware	0-13309	95-3903623
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 BEATTIE PLACE
POST OFFICE BOX 1089
GREENEVILLE, SOUTH CAROLINA	29602
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (864) 239-1000
Angeles Partners XII
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On November 24, 2010, Angeles Partners XII, a California limited partnership (the “California partnership”), entered into an agreement and plan of merger (the “Merger Agreement”) with Angeles Partners XII, LP, a Delaware partnership (the “Delaware partnership”), pursuant to which the California partnership was merged with and into the Delaware partnership, with the Delaware partnership as the surviving entity.
     In the merger, each unit of limited partnership interest in the California partnership was converted into an identical unit of limited partnership interest in the Delaware partnership, and the general partnership interests in the California partnership now held by the general partners were converted into general partnership interests in the Delaware partnership. All interests in the Delaware partnership outstanding immediately prior to the merger were cancelled in the merger. The voting and other rights of the limited partners provided for in the partnership agreement were not changed as a result of the merger.
     In the merger, the Certificate of Limited Partnership of the Delaware partnership (the “Certificate of Limited Partnership”) became the certificate of limited partnership of the surviving entity. A copy of the Certificate of Limited Partnership is filed as Exhibit 3.2 hereto and is incorporated herein by reference. In the merger, the partnership agreement of the California partnership was amended as described below under Item 5.03.
     The foregoing summary of the Merger Agreement is qualified by reference to the Merger Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders
     The information in Item 5.03 under the heading “Fourth Amendment to Partnership Agreement” is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Second Amendment to Partnership Agreement
     Prior to entering into the Merger Agreement, on November 24, 2010, Angeles Realty Corporation II, a California corporation and the managing general partner of the California partnership (the “Managing General Partner”), Aimco Angeles GP, LLC, a Delaware limited liability company and the non-managing general partner of the California partnership, and a majority in interest of the limited partners of the California partnership approved an amendment to the California partnership’s limited partnership agreement (the “Second Amendment”). Pursuant to the Second Amendment, the general partners of the California partnership are authorized to cause the California partnership to enter into any contract or transaction with the Managing General Partner or its affiliates to effect a merger, reorganization or other business combination transaction involving the California partnership. The foregoing summary of the Second Amendment is qualified by reference to the Second Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Third Amendment to Partnership Agreement
     In connection with entering into the Merger Agreement, the partnership agreement of the California partnership, as amended by the Second Amendment, was adopted as the partnership agreement of the Delaware partnership, with the following changes: (i) references therein to the California Uniform Limited Partnership Act have been amended to refer to the Delaware Revised Uniform Limited Partnership Act; (ii) a description of the merger has been added; (iii) the name of the partnership has been changed to “Angeles Partners XII, LP” and (iv) a provision has been added that gives the general partner authority to establish different designated series of limited partnership interests that have separate rights with respect to specified partnership property, and profits and losses associated with such specified property (the “Third Amendment”). The foregoing summary of the Third Amendment is qualified by reference to the Third Amendment, a copy of which is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Fourth Amendment to Partnership Agreement
     After entering into the Merger Agreement and adopting the Third Amendment, on November 24, 2010, the Managing General Partner amended the Delaware partnership’s agreement of limited partnership (the “Fourth Amendment”) to convert the Delaware partnership’s existing partnership interests into two separate series of partnership interests that have separate rights with respect to specified partnership property. The Delaware partnership’s agreement of limited partnership, as amended by the Fourth Amendment, is referred to herein as the “Partnership Agreement.” Effective as of the close of business on November 24, 2010 (the “Establishment Date”), (i) each then outstanding interest of the general partners in the Delaware partnership was converted into one Series A GP Interest and one Series B GP Interest, and (ii) each then outstanding unit of limited partnership interest was converted into one Series A Unit and one Series B Unit. The Series A GP Interests and the Series A Units are collectively referred to herein as the “Series A Interests,” and the Series B GP Interests and the Series B Units are collectively referred to herein as the “Series B Interests.”
     Except as described below, the Series A Interests and Series B Interests entitle the holders thereof to the same rights as the holders of partnership interests had prior to the Establishment Date. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Partnership Agreement.
     Series A Interests. From and after the Establishment Date, the following assets shall be allocated solely to the Series A Interests for all purposes, and shall be so recorded upon the books of account of the Delaware partnership: (i) all of the Delaware partnership’s interests in any entity in which the Delaware partnership owns an interest, other than the Series B Subsidiary (as defined below), (ii) all consideration received by the Delaware partnership from the issuance or sale of any Series A Interest, or from any additional capital contributions relating to the Series A Interests, and all assets in which such consideration is invested, and (iii) all interest, dividends, distributions, income, earnings, profits, gains and proceeds from any assets described in the foregoing clauses (i) and (ii), including any proceeds derived from the refinancing, sale or other disposition of such assets, and any funds or payments derived from any reinvestment of such proceeds. No person, other than a person who holds a Series A Interest, shall have any claim on or any right to any assets allocated solely to the Series A Interests.
     Series B Interests. From and after the Establishment Date, the following assets shall be allocated solely to the Series B Interests for all purposes, and shall be so recorded upon the books of account of the Delaware partnership: (i) all of the Delaware partnership’s membership interest in Twin Lake Towers, LLC, a Delaware limited liability company (the “Series B Subsidiary”), (ii) all consideration received by the Delaware partnership from the issuance or sale of any Series B Interest, or from any additional capital contributions relating to the Series B Interests, and all assets in which such consideration is invested, and (iii) all interest, dividends, distributions, income, earnings, profits, gains and proceeds from any assets described in the foregoing clauses (i) and (ii), including any proceeds derived from the refinancing, sale or other disposition of such assets, and any funds or payments derived from any reinvestment of such proceeds. No person, other than a person who holds a Series B Interest, shall have any claim on or any right to any assets allocated solely to the Series B Interests.
     Allocation of Certain Assets and Income. If there are any assets, income, earnings, profits, proceeds, funds or payments that are not readily identifiable as belonging to any particular series of interests, the Managing General Partner shall allocate them among any one or more of the series in such manner and on such basis as the Managing General Partner, in its sole discretion, deems fair and equitable, which determination shall be conclusive and binding on the limited partners of all series for all purposes.
     Liabilities and Expenses of Each Series. The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to each series of interests shall be enforceable only against the assets allocated to such series, and not against the partnership generally or the assets of any other series of interests. The interests of each series shall be charged with all expenses, costs, charges and reserves attributable to such series, and shall not be charged with any expenses, costs, charges or reserves attributable to any other series or the assets of such other series. The Managing General Partner’s determination of which debts, liabilities and obligations, and which expenses, costs, charges and reserves, are attributable to each series of interests shall be conclusive and binding on the limited partners of all series for all purposes. Any Person extending credit to, contracting with or otherwise having a claim against any series of interests may look only to the assets of that series to satisfy any such obligation or claim, and not against the assets of the partnership generally or the assets of any other series. Any general liabilities, expenses, costs, charges or reserves of the partnership that are not readily identifiable as belonging to any particular series of interests shall be allocated and charged by the partnership to and among one or more of the series in such manner and on such basis as the Managing General Partner, in its sole discretion, deems fair and equitable, which allocation shall be conclusive and binding on the limited partners of all series for all purposes.
     Distributions to Partners of Each Series. From and after the Establishment Date, all distributions to partners (including distributions comprised of distributions of Net Cash From Operations less distributions constituting the Management Fee payable therefrom and distributions upon termination and dissolution of the partnership) shall be determined on a series by series basis in accordance with the criteria set forth above under “Series A Interests” and “Series B Interests.”
     Capital Accounts for Each Series. On the Establishment Date, for each series of interests, a separate capital account shall be established on the books of the partnership for each partner who holds such series, which shall initially consist of that portion of such partner’s existing capital account that relates to the assets of such series. Thereafter, the capital account of each partner who holds any series of interest shall be adjusted in the manner set forth in the Agreement, but on a series by series basis, with respect to (i) capital contributions relating to such series, (ii) that portion of the partnership’s Net Profits and Net Losses allocated to such series, and (iii) distributions paid in respect of such series.
     Separate Books and Records. Separate and distinct books and records shall be maintained for each series of interests, and the assets and liabilities associated with a particular series shall be held and accounted for separately from the other assets and liabilities of the partnership and other series. The partnership shall prepare, and provide to limited partners (to the extent not included in the partnership’s filings with the Securities and Exchange Commission), quarterly financial reports (which need not be audited) for each series.
     Transfers of Series Interests. Each series of interests shall be transferable separate and apart from each other series. A minimum of five (5) Units of any particular series may be transferred, except for IRA or Keogh plans, and except for transfers by gift or inheritance, intrafamily transfers, family dissolutions and transfer to affiliates.
     Voting & Approval Rights. If any term or provision of the Partnership Agreement requires the vote, consent or approval of limited partners holding a majority of the Units, such term or provision shall be deemed to require the vote, consent or approval of limited partners holding a majority of outstanding Units of each series, except with respect to any matter or action relating to a particular series or its assets, which shall require only the vote, consent or approval of limited partners holding a majority of the outstanding Units of such series. Notwithstanding Article 19 of the Partnership Agreement, meetings of the partnership to vote upon any matters on which the limited partners are authorized to take action under this Agreement may be called at any time by the Managing General Partner or (i) in the case of any matter that is subject to the vote, consent or approval of limited partners holding a majority of outstanding Units of each series, by one or more limited partners holding 10% or more of the then outstanding Units of each series, or (ii) in the case of any matter that is subject to the vote, consent or approval only of limited partners holding a majority of outstanding Units of a particular series, by one or more limited partners holding 10% or more of the then outstanding Units of such series, in either case, by delivering written notice, either in person or by registered mail, of such call to the Managing General Partner.
     Repurchase of Units. From and after the Establishment Date, a repurchase of Units of any series may be effected pursuant to Article 9 of the Partnership Agreement with the repurchase price calculated separately for each series of Units in accordance with the criteria set forth above.
     Tax Treatment. For United States federal income tax purposes, each series of interests shall represent a separate and distinct entity treated as a partnership.
     Termination of a Series. Any series of interests may be terminated only upon (i) the termination and dissolution of the partnership, (ii) the vote or written consent of limited partners holding a majority of the outstanding Units of such series, or (iii) the sale or other disposition of all or substantially all of the assets of such series. Upon termination of a series, the Managing General Partner shall proceed to wind up the affairs of such series, and the partnership shall not carry on any business in respect of such series except for the purpose of winding up its affairs.

     The foregoing summary of the Fourth Amendment is qualified by reference to the Fourth Amendment, a copy which is filed as Exhibit 3.4 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are filed with this report

Exhibit
Number	Description
3.1	Second Amendment to the Amended Certificate and Agreement of Limited Partnership of Angeles Partners XII, dated November 24, 2010.

3.2	Certificate of Limited Partnership of Angeles Partners XII, LP, dated November 23, 2010.

3.3	Third Amendment to the Amended Certificate and Agreement of Limited Partnership of Angeles Partners XII, LP, dated November 24, 2010.

3.4	Fourth Amendment to the Agreement of Limited Partnership of Angeles Partners XII, LP, dated November 24, 2010.

10.1	Agreement and Plan of Merger, dated November 24, 2010, by and among Angeles Partners XII and Angeles Partners XII, LP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELES PARTNERS XII
Date: November 29, 2010	By:	Angeles Realty Corporation II,
Managing General Partner

	By:	/s/ Derek S. McCandless
Derek S. McCandless
Senior Vice President and Assistant General Counsel